Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Amendment No. 4 to Investment Company Act File No. 811-09653 on Form N-1A of Merrill Lynch Premier Growth Fund, Inc. of our reports dated January 9, 2002 for Merrill Lynch Premier Growth Fund, Inc. (the “Fund”) and Master Premier Growth Trust both appearing in the November 30, 2001 Annual Report of the Fund.

/s/ Deloitte & Touche LLP

New York, New York March 27, 2002